PIMCO Managed Accounts Trust

Supplement dated March 6, 2026 to the Fixed Income SHares (FISH) Prospectus and

Statement of Additional Information each dated April 30, 2025,

each as supplemented from time to time (the “Prospectus”)

Disclosure Related to the Fixed Income SHares: Series LD (“FISH: Series LD”) Portfolio (the “Portfolio”)

Effective immediately, Andrew Wittkop no longer manages the Portfolio. Therefore, effective immediately, all references to Mr. Wittkop in the Prospectus and Statement of Additional Information are removed in their entirety.

Investors Should Retain This Supplement for Future Reference

PMAT_SUPP1_030626

PIMCO Managed Accounts Trust

Supplement dated March 6, 2026 to the Fixed Income SHares (FISH) Prospectus

dated April 30, 2025, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the Fixed Income SHares: Series LD (“FISH: Series LD”) Portfolio (the “Portfolio”)

Effective immediately, the Portfolio’s portfolio is jointly and primarily managed by Jerome Schneider, Nathan Chiaverini and Mike Cudzil. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section of the Portfolio’s Portfolio Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly and primarily managed by Jerome Schneider, Nathan Chiaverini and Mike Cudzil. Mr. Schneider is a Managing Director in PIMCO’s Newport Beach office and head of the short-term portfolio management and funding. Mr. Chiaverini is a Senior Vice President and portfolio manager on the short-term desk in the Newport Beach office. Mr. Cudzil is a Managing Director in PIMCO’s Newport Beach office. Mr. Schneider has managed the Portfolio since its inception in December 2013. Messrs. Chiaverini and Cudzil have managed the Portfolio since March 2026.

In addition, effective immediately, disclosure concerning the Portfolio’s portfolio managers in the table in the “Management of the Portfolios—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Portfolio	Portfolio Manager(s)	Since	Recent Professional Experience
FISH: Series LD	Nathan Chiaverini	3/26

Senior Vice President, PIMCO. Mr. Chiaverini is a portfolio manager on the short-term desk in the Newport Beach office. Prior to joining PIMCO in 2012, he was a vice president and portfolio manager at BlackRock, focusing on institutional multi-sector portfolios. Prior to this, he held trading and strategy research positions within interest rate derivatives and mortgage-backed securities at Barclays Capital. He has investment experience since 2003 and holds a bachelor’s degree in economics and history from the University of Colorado and an MBA in analytic finance and economics from the University of Chicago Booth School of Business.

FISH: Series C FISH: Series M FISH: Series R FISH: Series LD	Mike Cudzil	10/22 10/22 6/25 3/26

Managing Director, PIMCO. Mr. Cudzil is a generalist portfolio manager based in the Newport Beach office. He is a rotating member of the PIMCO Investment Committee and co-chair of the Americas portfolio committee. As portfolio manager across multi-sector fixed income mandates, Mr. Cudzil also serves as a senior member of the Total Return portfolio management team, co-lead of the liability-driven investment portfolio management team, and co-lead of the agency MBS portfolio management team. Prior to joining PIMCO in 2012, he worked as a managing director and head of pass-through trading at Nomura. He has investment experience since 1997 and holds a bachelor’s degree in political science from the University of Pennsylvania.

Portfolio	Portfolio Manager(s)	Since	Recent Professional Experience

FISH: Series LD	Jerome Schneider	12/13

Managing Director, PIMCO. Mr. Schneider joined PIMCO in 2008 as a portfolio manager and finance specialist. Since 2011, he has served as the head of the short-term and funding desk. Prior to joining PIMCO, he served as Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider has investment experience since 1995 and holds an undergraduate degree in economics and international relations from the University of Pennsylvania and an MBA from the Stern School of Business at New York University.

Investors Should Retain This Supplement for Future Reference

PMAT_SUPP2_030626

PIMCO Managed Accounts Trust

Supplement dated March 6, 2026 to the Statement of Additional Information

dated April 30, 2025, as supplemented from time to time (the “SAI”)

Disclosure Related to the Fixed Income SHares: Series LD (“FISH: Series LD”) Portfolio (the “Portfolio”)

Effective immediately, the Portfolio’s portfolio is jointly and primarily managed by Jerome Schneider, Nathan Chiaverini and Mike Cudzil.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI. In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above-mentioned table:

Effective March 6, 2026, FISH: Series LD is jointly and primarily managed by Jerome Schneider, Nathan Chiaverini and Mike Cudzil.

In addition, effective immediately, the following sentence is added to the end of the subsection titled “Portfolio Managers—Securities Ownership” in the SAI:

Mr. Chiaverini was not a beneficial owner of shares of FISH: Series LD as of January 31, 2026.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI and the following is added:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Chiaverini*
Registered Investment Companies	4	$27,582.00	0	$0.00
Pooled Investment Vehicles	1	$82.76	0	$0.00
Other Accounts	21	$9,062.94	0	$0.00

*	Effective March 6, 2026, Mr. Chiaverini co-manages the FISH Series LD ($57.47 million). Information for Mr. Chiaverini is as of January 31, 2026.

Investors Should Retain This Supplement for Future Reference

PMAT_SUPP3_030626